UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 22, 2003

(Date of Earliest Event Reported)

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Incorporated in the State of Delaware

I.R.S. Employer Identification No. 94-2838567

Commission File No. 0-17948

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 650-628-1500

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 22, 2003, relating to Electronic Arts Inc.’s financial results for the quarter ended September 30, 2003 and a two-for-one stock split of its Class A common stock.

Item 12.	Results of Operations and Financial Condition.

On October 22, 2003, the registrant issued a press release announcing its earnings results for the quarter ended September 30, 2003 and announcing its intention to effect a two-for-one stock split of its Class A common stock. A copy of the registrant’s press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: October 22, 2003	By:	/s/ WARREN C. JENSON

Warren C. Jenson Executive Vice President, Chief Financial and Administrative Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 22, 2003, relating to Electronic Arts Inc.’s financial results for the quarter ended September 30, 2003 and a two-for-one stock split of its Class A common stock.
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